SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                            AmeriPrime Advisors Trust
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                 _______________________________________________________________
        2)       Aggregate number of securities to which transaction applies:
                 _______________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________
        4)       Proposed maximum aggregate value of transaction:
                 _______________________________________________________________
        5)       Total fee paid:
                 _______________________________________________________________

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ____________________________________________________________

         2)       Form, Schedule or Registration Statement No.:
                  ____________________________________________________________

         3)       Filing Party:
                  ____________________________________________________________

         4)       Date Filed:
                  ____________________________________________________________

                             Bull Moose Growth Fund

           431 North Pennsylvania Street, Indianapolis, Indiana 46204

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held [July__, 2005]
Dear Shareholders:

     The Board of Trustees of AmeriPrime Advisors Trust (the "Trust") has called a special meeting of shareholders of the Bull Moose Growth Fund, a series of the Trust, to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204, on [July__, 2005] at 10:00 a.m., Eastern Time, for the following purposes:

     1. Approval of a Distribution Plan pursuant to Rule 12b-1.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of record at the close of  business on  [________,  2005] are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.



                                               By Order of the Board of Trustees

                                                  Freddie Jacobs, Jr., Secretary

                                                                  [June__, 2005]



                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             Bull Moose Growth Fund

           431 North Pennsylvania Street, Indianapolis, Indiana 46204
                                  ____________

                                 PROXY STATEMENT
                                  ____________

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held [July__, 2005]


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Advisors Trust (the "Trust") on behalf of the Bull Moose Growth Fund (the "Fund") for use at the Special Meeting of Shareholders, to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204, on [July ____, 2005] at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [______, 2005]. Only shareholders of record at the close of business on [_______, 2005] (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, the Bull Moose Growth Fund had_______________ shares outstanding. Each share of the Fund is entitled to one vote, with each fractional share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining a quorum and counting votes on the matter presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The shareholders of the Fund are being asked to consider the following proposals:

      I.        Approval of a Distribution Plan pursuant to Rule 12b-1.
     II. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Approval of the proposal  requires the  affirmative  vote of the lesser of:
(a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     A copy of the Fund's most recent annual report for the fiscal year ended November 30, 2004, including financial statements and schedules, is available at no charge by sending a written request to the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 877-322-0576.

          PROPOSAL I: APPROVAL OF A DISTRIBUTION PLAN UNDER RULE 12B-1

     Rule 12b-1 under the 1940 Act provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund are made pursuant to a written plan that "describes all material aspects of the proposed financing of distribution." A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective shareholders, and the printing and mailing of sales literature. Rule 12b-1 requires that a fund's board of trustees and shareholders approve any distribution plan.

     On June 28, 2001, the Board of Trustees of the Trust, including a majority of the Trustees that are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan ("Disinterested Trustees"), approved a Distribution Plan (the "Original Plan") for the Fund. Although the Board of Trustees approved the Original Plan, it was never activated, and the Fund has not accrued or paid any expenses under the Original Plan. Due to an administrative error, the continuation of the Original Plan was not approved by the Board in a timely manner, and the Original Plan expired on November 30, 2002. Shareholders are being asked to approve a new Distribution Plan (the "New Plan"), which is substantially identical to the Original Plan. Upon approval by shareholders, the Fund will begin accruing and paying expenses under the New Plan, as described below. The New Plan was approved by the Board of Trustees, including a majority of the Disinterested Trustees, on June 13, 2005. A copy of the New Plan is attached to this Proxy Statement as Exhibit 1.

The New Plan

     The New Plan provides that, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of the shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
(e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
(h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     The New Plan provides that the Fund will pay its investment adviser, The Roosevelt Investment Group, Inc. (the "Adviser") an annual fee for the Adviser's services in connection with the sales and promotion of the Fund, including its distribution expenses, as described above. The annual fee paid to the Adviser, calculated daily and paid monthly, will be 0.25% of the average daily net assets of the Fund. The actual distribution related expenses incurred by the Adviser may be less than the 12b-1 fees that the Adviser receives from the Fund. Payments received by the Adviser under the New Plan are in addition to fees paid by the Fund to the Adviser under the Management Agreement between the Adviser and the Trust.

     At least quarterly, the Treasurer of the Trust will provide to the Board of Trustees of the Trust, and the Trustees will review, a written report of the amounts expended under the Plan and any related agreement, and the purposes for which such expenditures were made. The Plan will continue in effect until the next annual approval of the Plan by the Board of Trustees and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a vote of the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendments. Any amendment to the Plan that materially increases the costs that the Fund may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of the Fund. The Plan may be terminated at any time by: (a) a majority vote of the Disinterested Trustees, or (b) a vote of a majority of the outstanding voting securities of the Fund.

     If shareholders approve the New Plan, fees and expenses paid by Fund shareholders will be affected as follows:

------------------------------------------------------------ ---------------------------- ----------------------------
SHAREHOLDER FEES                                             CURRENT                      PROPOSED
(Fees Paid Directly From Your Investment)
------------------------------------------------------------ ---------------------------- ----------------------------
Maximum  Sales Charge  (Load)  Imposed on  Purchases  (as a  NONE                         NONE
percentage of offering price)
------------------------------------------------------------ ---------------------------- ----------------------------
Redemption  Fee (as a  percentage  of amount  redeemed,  if  NONE                         NONE
applicable)1
------------------------------------------------------------ ---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (BEFORE
WAIVER/REIMBURSEMENT)
(Expenses  That  are  Deducted  From  Fund  Assets  - (as a
percentage of average net assets))
------------------------------------------------------------ ---------------------------- ----------------------------
Management Fee2                                              1.00%                        1.00%
------------------------------------------------------------ ---------------------------- ----------------------------
Distribution (12b-1) Fee                                     0.00%                        0.25%
------------------------------------------------------------ ---------------------------- ----------------------------
Shareholder                                        Services  0.00%                        0.00%
Fee
------------------------------------------------------------ ---------------------------- ----------------------------
Other                                                        0.07%                        0.07%
Expenses
------------------------------------------------------------ ---------------------------- ----------------------------
Total Annual Fund Operating Expenses                         1.07%                        1.32%
------------------------------------------------------------ ---------------------------- ----------------------------

     1. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

     2. The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     The following example is intended to help you compare the cost of investing in the Fund before and after adoption of the proposed New Plan. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------ ---------------------------- ----------------------------
                                                             Current                      Proposed
------------------------------------------------------------ ---------------------------- ----------------------------
1 Year                                                       $109                         $
------------------------------------------------------------ ---------------------------- ----------------------------
3 Year                                                       $340                         $
------------------------------------------------------------ ---------------------------- ----------------------------
5 Year                                                       $590                         $
------------------------------------------------------------ ---------------------------- ----------------------------
10 Year                                                      $1,306                       $
------------------------------------------------------------ ---------------------------- ----------------------------


Evaluation By The Board of Trustees.

     In deciding to recommend the adoption of the Plan, the Board of Trustees considered a variety of factors. The Trustees also consulted with counsel who is not counsel for the Adviser. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, and that the fees paid under the Plan are fair and reasonable in light of the services to be provided.

     The Trustees considered the circumstances giving rise to the need for the Plan and whether the Plan addressed those needs. The Trustees discussed the fact that the Fund has not been able to attract significantly greater assets, and that the Plan is expected to attract and retain new assets. The Plan provides an incentive to financial institutions to make the Fund available to their customers and supplies the resources financial institutions need to provide high quality shareholder servicing. The Trustees agreed that, with additional assets, it becomes more feasible to further diversify the Fund when the Adviser believes that further diversification is desirable. A larger portfolio will also allow investment in additional types of securities that are not cost effective for, or available to, smaller funds. The Trustees also noted that increased asset size minimizes the impact of redemptions, and can simplify compliance with regulatory requirements. The Board also discussed the "universal fee" arrangement with the Adviser, under which the Adviser pays most of the operating expenses of the Fund. They acknowledged that, due to the small size of the Fund, expenses have far exceeded revenue and the Adviser has been subsidizing the Fund. The Board members agreed that the Adviser was more likely to continue serving as the investment adviser if the Fund grows and the subsidization is reduced or eliminated. The Board of Trustees discussed whether the Plan was a reasonable option considering the characteristics of the Fund and the type of investors to which the Plan is directed. The Board noted that the actual distribution related expenses incurred by the Adviser may be less than the 12b-1 fees that the Adviser receives from the Fund. While the Trustees considered alternatives, such as a plan under which the Fund reimburses the Adviser for actual expenditures, it did not consider other alternatives to be as flexible as the proposed Plan. In addition, the Trustees indicated that the level of distribution related expenses incurred by the Adviser compared to the 12b-1 fees would be taken into consideration annually when the Board considers the Plan for renewal. Finally, the Board of Trustees considered whether any other party would benefit from the Plan in addition to the Fund. The Board of Trustees recognized that a greater level of fund assets could benefit the Adviser, by increasing its management fee revenue to the extent that the Plan succeeds in attracting and retaining assets. However, as stated above, a larger asset base also benefits Fund shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE DISTRIBUTION PLAN.

                              OPERATION OF THE FUND

     The Fund is a diversified series of AmeriPrime Advisors Trust, an open-end management investment company organized as an Ohio business trust on August 3, 1999. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains The Roosevelt Investment Group, Inc., 317 Madison Avenue, Suite 1004, New York, New York 10017, as its investment adviser. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, ("Unified") has been retained to manage the Trust's business affairs and provide the Trust with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust also retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor") to act as the principal distributor of the Fund's shares.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Distribution Plan and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or
(3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

     The close of business on _______, 2005 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were ________ shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Distribution Plan. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Distribution Plan, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                             MANAGEMENT OF THE TRUST

     Ronald C. Tritschler is a Trustee of the Trust and a shareholder of Unified Financial Services, Inc., ("UFS") the parent company of Unified and the Distributor. Anthony J. Ghoston, Thomas G. Napurano and Freddie Jacobs, Jr. are President, Treasurer/Chief Financial Officer, and Secretary of the Trust, respectively. Mr. Ghoston is also an Executive Vice President of Unified. Mr. Napurano is Chief Financial Officer, Executive Vice President, and a Director of the Distributor, Unified, and UFS. Mr. Jacobs is a Vice President of Unified. As of _________, 2005, the Trust knows of no other Trustee or officer of the Trust who has a material direct or indirect interest in Unified Financial Services, Inc., Unified Fund Services, Inc., Unified Financial Securities, Inc., or The Roosevelt Investment Group, Inc.

                        SECURITY OWNERSHIP OF MANAGEMENT

     As of the Record Date, the Trustees and officers of the Trust beneficially owned no shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following list indicates the ownership by shareholders who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Fund on the Record Date:

----------------------- ---------------------------- ---------------------------
Name and Address of           Amount and Nature of    Percentage of Outstanding
 Beneficial Owner            Beneficial Ownership         Shares of the Fund
----------------------- ---------------------------- ---------------------------

----------------------- ---------------------------- ---------------------------

     As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

                    SHAREHOLDER PROPOSALS AND ANNUAL MEETING

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Freddie Jacobs, Jr., Secretary, AmeriPrime Advisors Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Unified Fund Services, Inc. Certain officers, employees and agents of the Trust and Unified may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 877-322-0576, or write the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                                              BY ORDER OF THE BOARD OF TRUSTEES

                                                 Freddie Jacobs, Jr., Secretary

                                                                [June __, 2005]

               PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN
                   IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

                                                                       EXHIBIT 1


                             BULL MOOSE GROWTH FUND
                              PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12b-1
                            (Adopted ________, 2005)

     WHEREAS, AmeriPrime Advisors Trust, an Ohio business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which may be divided into one or more series of Shares ("Series"); and

     WHEREAS, the Trust currently offers several Series, one of which is the Bull Moose Growth Fund (the "Fund"); and

     WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Disinterested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan, by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust hereby adopts this Plan for the Fund, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
(e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
(h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     2. Annual Fee. The Fund will pay the Fund's investment adviser ("the Adviser") an annual fee for the Adviser's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, "Distribution Expenses"). The annual fee paid to the Adviser under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate of 0.25% of the average daily net assets of the Fund. Payments received by the Adviser pursuant to this Plan are in addition to fees paid by the Fund pursuant to the Management Agreement.

     3. Term and Termination.

     (a) This Plan shall become effective upon shareholder approval.

     (b) This Plan shall remain in effect for the period of one year from the date determined pursuant to paragraph 3(a) above and may be continued thereafter if this Plan is approved at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

     (c) This Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

     4. Amendments. All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof. In addition, this Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

     7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     8. Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees, the shareholders of the Trust individually or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.

                                      PROXY

                             BULL MOOSE GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2005

     The undersigned shareholder of the Bull Moose Growth Fund (the "Fund"), a series of AmeriPrime Advisors Trust (the "Trust"), hereby nominates, constitutes and appoints Anthony J. Ghoston, Freddie Jacobs, Jr., and Heather Barnes, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on _________, 2005 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

                        Approval of the Distribution Plan

                            _ FOR _ AGAINST _ ABSTAIN


     The Board of Trustees recommends a vote "FOR" the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

DATED:________, 2005



                                                _______________________________
                                                   (Signature of Shareholder)


                                                _______________________________
                                                (Signature of Joint Shareholder)

                                       (Please date this proxy and sign your
                                       name as it appears on the label.
                                       Executors, administrators, trustees, etc.
                                       should give their full titles. All joint
                                      owners should sign.)



This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.